Exhibit 99.2

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

This Amendment No. 2 to Second Amended and Restated Revolving Credit Agreement, dated as of December 14, 2007 (this “Amendment”), is entered into among TOUSA, Inc., a Delaware corporation (the “Administrative Borrower”), each Subsidiary Borrower (as defined in the Credit Agreement (as defined below) and, together with the Administrative Borrower, the “Borrowers”), the Lenders and Issuers (each as defined below) and Citicorp North America, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”), and amends the Second Amended and Restated Revolving Credit Agreement dated as of July 31, 2007 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrowers, the institutions from time to time party thereto as lenders (the “Lenders”), the Issuers (as defined in the Credit Agreement), the Administrative Agent, and the other Agents and Arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H :

Whereas, the Borrowers, the Lenders and the Issuers party hereto and the Administrative Agent desire to amend the Credit Agreement in order to effect the changes described below;

Now, Therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to Second Amended and Restated Revolving Credit Agreement dated as of December 14, 2007 among the Borrowers, the Administrative Agent, the Lenders party thereto and the Issuers party thereto.

“Amendment No. 2 Effective Date” means December 14, 2007.

“Second Designated Period” means the period from the Amendment No. 2 Effective Date through and including February 1, 2008.

(b) The definition of “Designated Period” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Designated Period” means the period from the Amendment Effective Date through and including February 1, 2008.

(c) The definition of “Third Quarter Disclosure Events” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Third Quarter Disclosure Events” means the matters described on Schedule III hereto and the matters described in the Administrative Borrower’s quarterly report on Form 10-Q for quarterly period ended September 30, 2007, as filed with the SEC on November 14, 2007.

(d) The definition of “Weekly Cash Flow Budget” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Weekly Cash Flow Budget” means the weekly cash flow budget of the Administrative Borrower and its Subsidiaries set forth on Schedule IV, which has been prepared by the Administrative Borrower.”

(e) The final sentence of Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding anything to the contrary contained herein, the Lenders shall have no obligation to make Loans hereunder (other than Loans pursuant to Section 2.4(g) with respect to Letters of Credit outstanding prior to the Amendment No. 2 Effective Date (other than increases in stated amount of such Letters of Credit effective on or after the Amendment No. 2 Effective Date)) during the Second Designated Period in excess of an aggregate outstanding amount at any time equal to (i) (A) $46,000,000 plus (B) the principal amount of Loans outstanding on the Amendment No. 2 Effective Date prepaid during the Second Designated Period pursuant to the penultimate sentence of Section 2.8(b), minus (ii) an amount equal to the sum of (A) the aggregate stated amount of outstanding Letters of Credit Issued during the Second Designated Period (not including existing Letters of Credit extended or renewed during the Second Designated Period but including any increase in stated amount of any Letter of Credit during the Second Designated Period) plus (B) unpaid Reimbursement Obligations arising during the Second Designated Period with respect to Letters of Credit Issued during the Second Designated Period (not including existing Letters of Credit extended or renewed during the Second Designated Period but including any increase in stated amount of any Letter of Credit during the Second Designated Period).”

(f) Clause (viii) of Section 2.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(viii) after giving effect to the Issuance of such Letter of Credit, (A) the aggregate stated amount of outstanding Letters of Credit Issued during the Second Designated Period (not including existing Letters of Credit extended or renewed during the Second Designated Period but including any increase in stated amount of any Letter of Credit during the Second Designated Period) plus (B) unpaid Reimbursement Obligations arising during the Second Designated Period with respect to Letters of Credit Issued during the Second Designated Period (not including existing Letters of Credit extended or renewed during the Second Designated Period but including any increase in stated amount of any Letter of Credit during the Second Designated Period) plus (C) all outstanding Loans made during the Second Designated Period excluding Loans made in repayment of Reimbursement Obligations with respect to Letters of Credit outstanding prior to the Amendment No. 2 Effective Date (other than increases in stated amount of such Letters of Credit effective on or after the Amendment No. 2 Effective Date), shall not exceed an amount equal to (1) $46,000,000 plus (2) the principal amount of Loans outstanding on the Amendment No. 2 Effective Date prepaid during the Second Designated Period pursuant to the penultimate sentence of Section 2.8(b).”

(g) The penultimate and the final sentences of Section 2.8(b) of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“To the extent that the aggregate amount of Loans made hereunder during the Second Designated Period excluding Loans made in repayment of Reimbursement Obligations with respect to Letters of Credit outstanding prior to the Amendment No. 2 Effective Date (other than increases in stated amount of such Letters of Credit effective on or after the Amendment No. 2 Effective Date) plus the stated amount of outstanding Letters of Credit Issued during the Second Designated Period (other than existing Letters of Credit extended or renewed during the Second Designated Period but including any increase in stated amount of any Letter of Credit during the Second Designated Period) and unpaid Reimbursement Obligations arising during the Second Designated Period with respect to Letters of Credit Issued during the Second Designated Period (not including existing Letters of Credit extended or renewed during the Second Designated Period but including any increase in stated amount of any Letter of Credit during the Designated Period), shall exceed an amount equal to the sum of (i) $46,000,000 plus (ii) the principal amount of Loans outstanding on the Amendment No. 2 Effective Date prepaid during the Second Designated Period pursuant to this sentence, the Borrowers shall within one Business Day repay Loans in an amount equal to such excess. Notwithstanding anything to the contrary contained herein, if at any time during the Second Designated Period the Borrowers have in excess of $40,000,000 in Unrestricted Cash (determined on a bank cash basis and not book cash basis) at the close of any Business Day, the Borrowers shall, not later than one Business Day thereafter, prepay Loans in an amount equal to such excess, and the provision of Section 2.8(e) shall not apply to any prepayment required to be made pursuant to this sentence.”

(h) The proviso set forth at the end of Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided, however, that prior to February 1, 2008, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain Tangible Net Worth for the fiscal quarter ended September 30, 2007 or the fiscal quarter ended December 31, 2007”.

(i) The proviso immediately following the grid set forth in Section 5.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided, however, that prior to February 1, 2008, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain the Total Leverage Ratio for the fiscal quarter ended September 30, 2007 or the fiscal quarter ended December 31, 2007”.

(j) The proviso immediately following the grid set forth in Section 5.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided, however, that prior to February 1, 2008, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain the Interest Coverage Ratio for the fiscal quarter ended September 30, 2007 or the fiscal quarter ended December 31, 2007”.

(k) The proviso set forth at the end of the first sentence of Section 5.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided, however, that prior to February 1, 2008, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain such ratio for the fiscal quarter ended September 30, 2007 or the fiscal quarter ended December 31, 2007”.

(l) The proviso set forth at the end of the first sentence of Section 5.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided, however, that prior to February 1, 2008, no Default or Event of Default shall exist with respect to the failure by the Administrative Borrower to maintain such ratio for the fiscal quarter ended September 30, 2007 or the fiscal quarter ended December 31, 2007”.

(m) The proviso set forth at the end of Section 6.4(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided that (i) the amount of unpaid amounts that have not been bonded on customary terms within ten Business Days of the incurrence thereof shall not exceed $20,000,000 in the aggregate at any time outstanding and (ii) there shall be excluded from this clause (c) payables in connection with land banking arrangements not in excess of $10,000,000 at any time outstanding,”.

(n) The first sentence of Section 6.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Administrative Borrower shall and shall cause each of its Subsidiaries to make disbursements consistent with the Weekly Cash Flow Budget; provided, however, that the Administrative Borrower and its Subsidiaries may make commercially reasonable variations from the Weekly Cash Flow Budget for operating expenses and insurance premiums due to variance in timing of incurrence of such expenses.”

(o) Subclause (iii) of Section 8.1(f) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“provided, however, that prior to February 1, 2008, no Default or Event of Default shall exist under this clause (f) by reason of any “Default” or “Event of Default” (in each case as defined in the Second Lien Credit Agreement) under Section 8.1(e) of the Second Lien Credit Agreement that occurs solely and directly as a result of a breach of Section 6.4(c) of the Second Lien Credit Agreement”.

(p) Schedule IV to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in the schedule attached hereto as Exhibit A.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent:

(i) Executed Counterparts. The Administrative Agent shall have received this Amendment duly executed by each Borrower and the Requisite Lenders, the Issuers and the Administrative Agent.

(ii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent.

(iii) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(iv) Amendment Fee. Provided that the conditions precedent set forth in this Section 2 shall have been satisfied or waived by the Administrative Agent no later than December 14, 2007, the Administrative Borrower will pay to each Lender who has delivered to the Administrative Agent an executed counterpart of this Amendment no later than December 14, 2007, a fee equal to 25 bps (0.25%) of the Revolving Credit Commitment of such Lender. Such fees, if payable, will be paid by the Administrative Borrower on the Business Day following the Effective Date.

(v) Costs and Expenses Paid. The Borrowers shall have paid (A) to the Administrative Agent all fees payable to the Lenders pursuant to clause (iv) above and (B) all costs and invoiced out-of-pocket expenses of the Administrative Agent then due under Section 10.3 of the Credit Agreement, including invoiced expenses incurred in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel) and all other costs, expenses and fees then due under any Loan Document.

(vi) Pro forma Available Revolving Credit. The Administrative Agent shall have received a pro forma calculation of approximate Available Revolving Credit with respect to Borrowing Base Certificates to be delivered for the monthly periods ending November 30, 2007, December 31, 2007 and January 31, 2008, reflecting the Weekly Cash Flow Budget set forth on Schedule IV to the Credit Agreement, which shall be in a format reasonably satisfactory to the Administrative Agent.

Section 3. Representations and Warranties

On and as of the Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender and Issuer as follows:

(i) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, in each case, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;

(ii) each of the representations and warranties contained in Article IV of the Credit Agreement and each other Loan Document (other than the representations and warranties set forth in Section 4.20 of the Credit Agreement) is true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(iii) no Default or Event of Default has occurred and is continuing.

Section 4. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, Joint Lead Arrangers or the agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

(e) Each Subsidiary Borrower hereby reaffirms its obligations as a Guarantor under the Guaranty in all respects.

Section 5. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law

This Amendment and the rights and obligations of the parties shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 8. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9. Release

Upon the Effective Date, the Administrative Borrower and each Subsidiary Borrower hereby absolutely and unconditionally releases, acquits and forever discharges the Administrative Agent, the Issuers and each Lender (other than any Non-Funding Lender) from any and all manner of claims, demands, actions, causes of action and damages that the Administrative Borrower or any Subsidiary Borrower may have as of the Effective Date on account of or in any way arising out of any and all damages or consequences of any act or omission related to this Amendment or the Credit Agreement or the transactions contemplated hereby or thereby; provided, however, such release does not constitute a release of claims of third parties or claims arising under chapter 5 of title 11 of the United States Code.

Section 10. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

Section 12. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers, trustees and general partners thereunto duly authorized, as of the date first written above.

TOUSA, INC., as the Administrative Borrower
By: /s/ STEVEN WAGMAN

Name: Steven Wagman
Title: Chief Financial Officer

Subsidiary Borrowers:
ENGLE/GILLIGAN, LLC
ENGLE HOMES COMMERCIAL CONSTRUCTION, LLC
ENGLE HOMES RESIDENTIAL CONSTRUCTION, L.L.C.
ENGLE/JAMES LLC
ENGLE SIERRA VERDE P4, LLC
ENGLE SIERRA VERDE P5, LLC
LB/TE #1, LLC
LORTON SOUTH CONDOMINIUM, LLC
MCKAY LANDING LLC
NEWMARK HOMES, L.L.C.
NEWMARK HOMES PURCHASING, L.P.
NEWMARK HOMES, L.P.
PREFERRED BUILDERS REALTY, INC.
REFLECTION KEY, LLC
SILVERLAKE INTERESTS, L.C.
TOI, LLC
TOUSA, LLC
TOUSA ASSOCIATES SERVICES COMPANY
TOUSA HOMES, INC.
TOUSA HOMES, L.P.
TOUSA HOMES INVESTMENT #1, INC.
TOUSA HOMES FLORIDA, L.P.
TOUSA HOMES INVESTMENT #2, INC.
TOUSA HOMES INVESTMENT #2, LLC
TOUSA REALTY, INC.
TOUSA INVESTMENT #2, INC.
TOUSA HOMES ARIZONA, LLC
TOUSA HOMES COLORADO, LLC
TOUSA HOMES NEVADA, LLC
TOUSA HOMES MID-ATLANTIC HOLDING, LLC
TOUSA HOMES MID-ATLANTIC, LLC
TOUSA MID-ATLANTIC INVESTMENT, LLC
TOUSA/WEST HOLDINGS, INC.
By: /s/ PAUL BERKOWITZ
Name:	Paul Berkowitz
Title: EVP

Subsidiary Borrowers (continued):
ENGLE HOMES DELAWARE, INC.
TOUSA DELAWARE, INC.
TOUSA FUNDING, LLC
By: /s/ PAUL BERKOWITZ
Name:	Paul Berkowitz
Title:

Subsidiary Borrowers (continued):
NEWMARK HOMES BUSINESS TRUST
By: /s/ PAUL BERKOWITZ

Name: Paul Berkowitz
Title: Co-Managing Trustee
By: /s/ STEPHEN WAGMAN

Name: Stephen Wagman
Title: Co-Managing Trustee
By: /s/ RUSSELL DEVENDORF

Name: Russell Devendorf
Title: Co-Managing Trustee

CITICORP NORTH AMERICA, INC.,

as Administrative Agent and a Lender

By: /s/ CAROL FLATON
Name: Carol Flaton
Title: Managing Director

CITIBANK, N.A., as an Issuer

By:/s/ CAROL FLATON
Name: Carol Flaton
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a
Lender

By: DB Services New Jersey, Inc.

By: /s/ CLAUDIA RODA
Name: Claudia Roda
Title: Authorized Signatory

By: /s/ RAYMOND STEVE
Name: Raymond Steve
Title: AVP

CITIBANK, N.A., as a Lender

By:/s/ ERIN FINEGAN
Name: Erin Finegan
Title: Attorney-in-Fact

N.A., as a Lender

By: /s/ JOHN MCDONAGH
Name: John McDonagh
Title: Managing Director

By: /s/ PEDRO RAMIREZ
Name: Pedro Ramirez
Title: Authorized Signatory

By: Quadrangle Debt Recovery Advisors, its Advisor

By: /s/ MICHAEL A. WEINSTOCK
Name: Michael A. Weinstock
Title: Managing Principal

ASSOCIATION, as a Lender

By: /s/ ROBERT G. RADERMACHER
Name: Robert G. Radermacher
Title: Senior Vice President

By: M.H. Davidson & Co., its General Partner

By: /s/ AVI FRIEDMAN
Name: Avi Friedman
Title: General Partner

Lender

By: /s/ T. GREGORY DONOHUE
Name: T. Gregory Donohue
Title: Senior Vice President

NATIXIS, as a Lender

By: /s/ MARIE-EDITH DUGENY
Name: Marie-Edith Dugeny
Title: Managing Director

By: /s/ TIMOTHÉE DELPONT
Name: Timothée Delpont
Title: Associate

UBS LOAN FINANCE, LLC, as a Lender

By: /s/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director

By: /s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director

By: /s/ PAM GWIN
Name: Pam Gwin
Title: Attorney-in-Fact

GRAND CENTRAL ASSET TRUST, VCM SERIES, as a Lender

By: /s/ RICHARD NEWCOMB
Name: Richard Newcomb
Title: Attorney-in-Fact

By: /s/ PATRICK CRISCILLO
Name: Patrick Criscillo
Title: CFO

By: /s/ JONATHAN M. BARNES
Name: Jonathan M. Barnes
Title: Vice President